Ex 99.3(b)


                               CONSENT OF COUNSEL


      I hereby consent to the reference to my name under the heading "Legal Matters" in Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for The Guardian Separate Account C and to the filing of this consent as an exhibit to the Registration Statement.


                                       /s/ Richard T. Potter, Jr.
                                       ---------------------------------
                                           Richard T. Potter, Jr.
                                                  Counsel